Long-term royalty payable	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-term royalty payable
16. Long-term royalty payable:

On January 11, 2016, The Company entered into a financing agreement with Cartesian to support the Company's global growth initiatives. The financing agreement immediately provided $17,500 in cash (the “Tranche 1 Financing”). In consideration for the funds provided to the Company, Cartesian is entitled to royalty payments in respect of the Tranche 1 Financing based on the greater of (i) a percentage of amounts received by the Company on select high pressure direct injection systems and joint venture products in excess of agreed thresholds through 2025 and (ii) stated fixed amounts per annum (subject to adjustment for asset sales). The carrying value is being accreted to the expected redemption value using the effective interest method, which is approximately 23% per annum.

A continuity schedule of the long-royalty payable is as follows:

December 31, 2016
Balance, beginning of year	$—
Issuance of debentures	17,500
Accretion expense	4,062
Balance, end of year	21,562
Current portion	(1,500)
Long-term portion	$20,062

The minimum repayments including interest are as follows, for the years ending December 31:

2017	$1,500
2018	3,426
2019	6,164
2020	7,722
2021	9,054
2022 and thereafter	18,113
$45,979